NOVEMBER 1, 2024
SUPPLEMENT TO
HARTFORD SCHRODERS FUNDS PROSPECTUS
DATED MARCH 1, 2024, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.
(1) The overnight mailing address for Hartford Funds reflected in the above referenced Statutory Prospectus is changing effective November 1, 2024. Accordingly, the changes described below are being made to the above referenced Statutory Prospectus.
(a) The last sentence in the section entitled “Purchase and Sale of Fund Shares” in each Fund’s summary section is deleted in its entirety and replaced with the following effective November 1, 2024:
For overnight mail, please send the request to Hartford Funds, 801 Pennsylvania Ave, Suite 219060, Kansas City, MO 64105-1307.
(b) All references to Hartford Funds’ overnight mailing address in the section entitled “How to Buy and Sell Shares” and the back cover page are deleted in their entirety and replaced with the following address:
(For overnight mail)
Hartford Funds
801 Pennsylvania Ave, Suite 219060
Kansas City, MO 64105-1307
(2) Effective immediately, under the heading “Hartford Schroders Emerging Markets Multi-Sector Bond Fund Summary Section - Your Expenses” in the above referenced Statutory Prospectus, the Annual Fund Operating Expenses table and the footnotes attached thereto, as well as the expense example, are deleted in their entirety and replaced with the following:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F	SDR
Management fees(2)	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses(3)	0.95%	1.02%	0.86%	0.97%	0.94%	0.87%	0.88%	0.77%	0.77%
Total annual fund operating expenses	1.60%	2.42%	1.26%	1.87%	1.59%	1.27%	1.28%	1.17%	1.17%
Fee waiver and/or expense reimbursement(4)	0.70%	0.72%	0.66%	0.70%	0.72%	0.70%	0.73%	0.72%	0.72%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(4)	0.90%	1.70%	0.60%	1.17%	0.87%	0.57%	0.55%	0.45%	0.45%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Management fees” have been restated to reflect the reduction of the contractual investment management fee effective November 1, 2024.
(3)
“Other expenses” have been restated to reflect current fees for Classes A, C, I, R3, R4, R5, F, and SDR. “Other expenses” for Class Y have been restated to reflect the estimated transfer agency fees for the current fiscal year.
(4)
Effective November 1, 2024, Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 0.90% (Class A), 1.70% (Class C), 0.60% (Class I), 1.17% (Class R3), 0.87% (Class R4), 0.57% (Class R5), 0.55% (Class Y), 0.45% (Class F), and 0.45% (Class SDR). This contractual arrangement will remain in effect until February 28, 2026 unless the Board of Directors of The Hartford Mutual Funds II, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
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Your investment has a 5% return each year
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The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
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You reinvest all dividends and distributions.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$538	$867	$1,219	$2,208
C	$273	$686	$1,226	$2,702
I	$61	$334	$628	$1,464
R3	$119	$520	$946	$2,133
R4	$89	$431	$798	$1,828
R5	$58	$334	$630	$1,472
Y	$56	$334	$632	$1,481
F	$46	$300	$574	$1,356
SDR	$46	$300	$574	$1,356
If you did not redeem your shares:

C	$173	$686	$1,226	$2,702
(3) Under the heading “The Investment Manager and Sub-Advisers –  Management Fee” in the above referenced Statutory Prospectus, the following footnote is added next to the Emerging Markets Multi-Sector Bond Fund in the table:
*
Effective November 1, 2024, the management fee of the Investment Manager set forth in the investment management agreement with respect to the Emerging Markets Multi-Sector Bond Fund is as follows: 0.4000% of the first $1 billion; and 0.3900% in excess of $1 billion annually of the Emerging Markets Multi-Sector Bond Fund’s average daily net assets. From November 1, 2023 through October 31, 2024, the management fee of the Investment Manager set forth in the investment management agreement with respect to the Emerging Markets Multi-Sector Bond Fund was as follows: 0.7000% of the first $1 billion; 0.6500% of the next $4 billion; 0.6400% of the next $5 billion; and 0.6350% in excess of $10 billion annually of the Emerging Markets Multi-Sector Bond Fund’s average daily net assets.
(4) Effective immediately, under the heading “Appendix A –  Intermediary-Specific Sales Charge Waivers and Discounts” in the above referenced Statutory Prospectus, the information for Ameriprise Financial is deleted in its entirety and replaced with the following:
Ameriprise Financial
Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of a fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:
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Transaction size breakpoints, as described in this prospectus or the SAI.
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Rights of accumulation (ROA), as described in this prospectus or the SAI.
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Letter of intent, as described in this prospectus or the SAI.
Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of a fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:
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shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
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shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
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shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
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shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
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shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
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shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
CDSC waivers on Class A and C shares purchased through Ameriprise Financial
Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:
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redemptions due to death or disability of the shareholder
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shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI
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redemptions made in connection with a return of excess contributions from an IRA account
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shares purchased through a Right of Reinstatement (as defined above)
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redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
This Supplement should be retained with your Statutory Prospectus for future reference.
HV-7691
November 2024